Exhibit 99.2

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS

ORIGINALLY SCHEDULED TO BE HELD ON MARCH 31, 2020

AMENDMENT NO. 1

The following Amended Notice of Change of Location, Date and Time of Special Meeting of Stockholders (the “Amended Notice”) amends and replaces in its entirety the original Notice of Change of Location, Date and Time of Special Meeting of Stockholders filed with Securities and Exchange Commission on March 27, 2020 (the “Notice”) and Proxy Statement (the “Proxy Statement”) of DPW Holdings, Inc. (the “Company”), dated March 11, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders to be originally scheduled to be held on Tuesday, March 31, 2020. This Amended Notice is being filed with the Securities and Exchange Commission on April 9, 2020.

THIS AMENDED NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

AMENDED NOTICE OF CHANGE OF LOCATION, DATE AND TIME

OF SPECIAL MEETING OF STOCKHOLDERS

ORIGINALLY SCHEDULED TO BE HELD ON MARCH 31, 2020

To the Stockholders of DPW Holdings, Inc.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and out of concern for the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the location, date and time of the Special Meeting of Stockholders (the “Special Meeting”) of DPW Holdings, Inc. (the “Company”) has been changed. You are hereby advised that the Special Meeting will be held on Thursday, April 30, 2020 at 9:00 A.M. Pacific Time. In light of public health concerns, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person.

To access the virtual meeting please click the Virtual Shareholder Meeting link: www.meetingcenter.io/245320744. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder”. If you join as a “Shareholder” you will be required to have a control number and password. The password for the meeting is DPW2020.

As described in the proxy materials for the Special Meeting that were previously distributed, you are entitled to vote on the proposals before the stockholders at the Special Meeting if you were a stockholder as of the close of business on March 2, 2020, the record date. You will be able to vote by visiting www.proxyvote.com if you are a beneficial owner and at www.investorvote.com/DPW if you are a registered holder. To vote on or before the Special Meeting, you must have your control number that is shown on the proxy card accompanying the Proxy Statement. Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with the Proxy Statement. Proxies submitted electronically or by telephone must be received by 11:59 pm PT on April 29, 2020. Proxies submitted by mail should be received before 9:00 a.m. PT on April 29, 2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your DPW Holdings shares along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 27, 2020. You will receive a confirmation email from Computershare of your registration.

Requests for registration should be directed to Computershare at the following address:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

If you do not have your control number, you may attend as a guest (non-shareholder) but will not have the option to vote your shares or ask questions at the virtual meeting.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Special Meeting.

Whether or not you plan to attend the Special Meeting virtually, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods described in the proxy materials for the Special Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the online instructions.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Chief Executive Officer and Chairman of the Board

April 9, 2020